Post Employment Benefits - Summary of Defined Benefit Amounts Recognized in Balance Sheet (Detail) - EUR (€) € in Thousands	Dec. 31, 2019	Dec. 31, 2018
Disclosure of net defined benefit liability (asset) [abstract]
Present value of funded obligations	€ 2,330	€ 1,838
Fair value of plan assets	(1,932)	(1,706)
Deficit of funded plans	398	131
Total deficit of defined benefit pension plans	398	131
Liability in the balance sheet	€ 398	€ 131